UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 13, 2016

WELLS FARGO & COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-02979	No. 41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163
(Address of principal executive offices) (Zip Code)

1-866-249-3302
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On December 13, 2016, the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) and the Federal Deposit Insurance Corporation (the “FDIC,” and together with the Federal Reserve Board, the “Agencies”) notified Wells Fargo & Company (the “Company”) that they have jointly determined that the Company’s 2016 resolution plan submission does not adequately remedy two of the three deficiencies identified by the Agencies in the Company’s 2015 resolution plan. The Company is required to remedy the two deficiencies in a revised submission to be provided to the Agencies by March 31, 2017 (the “Revised Submission”). Effective immediately, the Agencies have jointly determined that the Company and its subsidiaries shall be restricted from establishing any foreign bank or foreign branch and from acquiring any nonbank subsidiary until the Agencies jointly determine that the Revised Submission adequately remedies the deficiencies. If the Company fails to timely submit the Revised Submission or if the Agencies jointly determine that the Revised Submission does not adequately remedy the deficiencies, the Agencies will limit the size of the Company’s nonbank and broker-dealer assets to levels in place as of September 30, 2016. If the Company has not adequately remedied the deficiencies by December 13, 2018, the Agencies, in consultation with the Financial Stability Oversight Council, may jointly require the Company to divest certain assets or operations. There can be no assurance that the Company will be able to address the deficiencies to the satisfaction of the Agencies within the specified time requirements. For more information on resolution plans, see the “Regulatory Reform - ‘Living Will’ Requirements and Related Matters” section in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 and our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission and available on its website at www.sec.gov.
The foregoing discussion is qualified in its entirety by reference to the notification from the Agencies to the Company dated December 13, 2016 (the “Notification”). The Notification is attached hereto as Exhibit 99.1, and is hereby incorporated by reference into this Item 8.01.
Cautionary Statement About Forward-Looking Statements
This report contains forward-looking statements about our future financial performance and business. Because forward-looking statements are based on our current expectations and assumptions regarding the future, they are subject to inherent risks and uncertainties. Do not unduly rely on forward-looking statements as actual results could differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 and our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission and available on its website at www.sec.gov.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

99.1	Notification from the Agencies to the Company dated December 13, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 13, 2016	WELLS FARGO & COMPANY

		By:	/s/ JOHN R. SHREWSBERRY
John R. Shrewsberry
Senior Executive Vice President and Chief Financial Officer

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